Final Term Sheet

Filed Pursuant to Rule 433

Registration Statement

No. 333-214056

November 9, 2017

United Parcel Service, Inc.

FINAL TERM SHEET

Security Offered:	Floating Rate Senior Notes due 2021 (the “2021 Floating Rate Notes”)

Issuer:	United Parcel Service, Inc. (the “Company”)

Expected Ratings (Moody’s/S&P):*	A1/A+

Principal Amount:	$350,000,000

Trade Date:	November 9, 2017

Settlement Date:	It is expected that delivery of the Notes will be made against payment therefor on or about November 14, 2017, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to herein as ‘‘T+3’’). Under Rule 15c6-1 pursuant to the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade those Notes on the date of pricing should consult their own advisor.

Maturity Date:	April 1, 2021

Price to Public:	100.000%

Base Rate:	LIBOR (Reuters Page LIBOR01)

Index Maturity:	3 month

Designated LIBOR Currency:	U.S. Dollars

Spread:	0.15%

Initial Interest Rate:	3 month U.S. Dollar LIBOR as of two London business days prior to the Settlement Date plus 0.15%

Interest Reset Dates:	January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 2018

Interest Determination Dates:	Quarterly, two London business days prior to each Interest Reset Date

Interest Rate Reset Period:	Quarterly

Record Dates:	December 15, March 15, June 15 and September 15 of each year, commencing on March 15, 2018

Interest Payment Dates:	January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 2018

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Maximum Interest Rate:	N/A

Minimum Interest Rate:	0.00%

Minimum Denominations:	The 2021 Floating Rate Notes will be issued in denominations of $2,000 and in integral multiples of $1,000.

Optional Redemption:	The 2021 Floating Rate Notes will not be redeemable.

CUSIP:	911312BH8

ISIN:	US911312BH84

Day Count Convention:	Actual/360

Form:	DTC, Book-Entry

Law:	New York

Joint Book-Running Managers:

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

SG Americas Securities, LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

UBS Securities

Co-Managers:

BNY Mellon Capital markets, LLC

CastleOak Securities, L.P.

Commerz Markets LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

Lloyds Securities Inc.

MUFG Securities Americas Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Concurrent Offering:	Concurrent with the offering of these notes, the Company is offering its Floating Rate Senior Notes due 2023, its 2.050% Senior Notes due 2021, its 2.500% Senior Notes due 2023, its 2.800% Senior Notes due 2024 its 3.050% Senior Notes due 2027, and its 3.750% Senior Notes due 2047.

To the extent any Underwriter that is not a U.S. registered broker-dealer intends to effect sales of notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations. Standard Chartered Bank will not effect any offers or sales of any notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by the regulations of FINRA.

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Alternatively, the Issuer, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Barclays Capital Inc. toll-free at 1-888-603-5847; Goldman Sachs & Co. LLC toll-free at 866-471-2526; J.P. Morgan Securities LLC collect at 1-212-834-4533; SG Americas Securities, LLC toll-free at 1-855-881-2108; or Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

2

Registration Statement

No. 333-214056

November 9, 2017

United Parcel Service, Inc.

FINAL TERM SHEET

Security Offered:	Floating Rate Senior Notes due 2023 (the “2023 Floating Rate Notes”)

Issuer:	United Parcel Service, Inc. (the “Company”)

Expected Ratings (Moody’s/S&P):*	A1/A+

Principal Amount:	$500,000,000

Trade Date:	November 9, 2017

Settlement Date:	It is expected that delivery of the Notes will be made against payment therefor on or about November 14, 2017, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to herein as ‘‘T+3’’). Under Rule 15c6-1 pursuant to the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade those Notes on the date of pricing should consult their own advisor.

Maturity Date:	April 1, 2023

Price to Public:	100.000%

Base Rate:	LIBOR (Reuters Page LIBOR01)

Index Maturity:	3 month

Designated LIBOR Currency:	U.S. Dollars

Spread:	0.45%

Initial Interest Rate:	3 month U.S. Dollar LIBOR as of two London business days prior to the Settlement Date plus 0.45%

Interest Reset Dates:	January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 2018

Interest Determination Dates:	Quarterly, two London business days prior to each Interest Reset Date

Interest Rate Reset Period:	Quarterly

Record Dates:	December 15, March 15, June 15 and September 15 of each year, commencing on March 15, 2018

Interest Payment Dates:	January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 2018

1

Maximum Interest Rate:	N/A

Minimum Interest Rate:	0.00%

Minimum Denominations:	The 2023 Floating Rate Notes will be issued in denominations of $2,000 and in integral multiples of $1,000.

Optional Redemption:	The 2023 Floating Rate Notes will not be redeemable.

CUSIP:	911312BJ4

ISIN:	US911312BJ41

Day Count Convention:	Actual/360

Form:	DTC, Book-Entry

Law:	New York

Joint Book-Running Managers:

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

SG Americas Securities, LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

UBS Securities LLC

Co-Managers:

BNY Mellon Capital markets, LLC

CastleOak Securities, L.P.

Commerz Markets LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

Lloyds Securities Inc.

MUFG Securities Americas Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Concurrent Offering:	Concurrent with the offering of these notes, the Company is offering its Floating Rate Senior Notes due 2021, its 2.050% Senior Notes due 2021, its 2.500% Senior Notes due 2023, its 2.800% Senior Notes due 2024 its 3.050% Senior Notes due 2027, and its 3.750% Senior Notes due 2047.

To the extent any Underwriter that is not a U.S. registered broker-dealer intends to effect sales of notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations. Standard Chartered Bank will not effect any offers or sales of any notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by the regulations of FINRA.

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Alternatively, the Issuer, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Barclays Capital Inc. toll-free at 1-888-603-5847; Goldman Sachs & Co. LLC toll-free at 866-471-2526; J.P. Morgan Securities LLC collect at 1-212-834-4533; SG Americas Securities, LLC toll-free at 1-855-881-2108; or Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

2

Registration Statement

No. 333-214056

November 9, 2017

United Parcel Service, Inc.

FINAL TERM SHEET

Security Offered:	2.050% Senior Notes due 2021 (the “2021 Notes”)

Issuer:	United Parcel Service, Inc. (the “Company”)

Expected Ratings (Moody’s/S&P):*	A1/A+

Principal Amount:	$700,000,000

Trade Date:	November 9, 2017

Settlement Date:	It is expected that delivery of the Notes will be made against payment therefor on or about November 14, 2017, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to herein as ‘‘T+3’’). Under Rule 15c6-1 pursuant to the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade those Notes on the date of pricing should consult their own advisor.

Maturity:	April 1, 2021

Price to Public:	99.842%

Benchmark Security:	1.625% due October 15, 2020

Benchmark Security Price and Yield:	99-20 3⁄4; 1.749%

Spread to Benchmark Security:	+35 basis points

Yield to Maturity:	2.099%

Coupon (Interest Rate):	2.050%

Record Dates:	March 15 and September 15 of each year, commencing on March 15, 2018

Interest Payment Dates:	April 1 and October 1 of each year, commencing on April 1, 2018

Minimum Denominations:	The 2021 Notes will be issued in denominations of $2,000 and in integral multiples of $1,000.

Optional Redemption:	The 2021 Notes will be redeemable at the Company’s option at any time prior to April 1, 2021 as a whole or in part, at the greater of (i) 100% of the principal amount of such 2021 Notes and (ii) the sum of the present values of remaining scheduled

1

payments of principal and interest on the notes to be redeemed that would be due from the redemption date to April 1, 2021, discounted to the redemption date on a semi-annual basis at the at the discount rate of the Treasury Rate plus 10 basis points, plus accrued interest to the redemption date.

CUSIP:	911312BP0

ISIN:	US911312BP01

Form:	DTC, Book-Entry

Law:	New York

Joint Book-Running Managers:

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

SG Americas Securities, LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

UBS Securities LLC

Co-Managers:

BNY Mellon Capital markets, LLC

CastleOak Securities, L.P.

Commerz Markets LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

Lloyds Securities Inc.

MUFG Securities Americas Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Concurrent Offering:	Concurrent with the offering of these notes, the Company is offering its Floating Rate Senior Notes due 2021, its Floating Rate Senior Notes due 2023, its 2.500% Senior Notes due 2023, its 2.800% Senior Notes due 2024, its 3.050% Senior Notes due 2027 and its 3.750% Senior Notes due 2047.

To the extent any Underwriter that is not a U.S. registered broker-dealer intends to effect sales of notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations. Standard Chartered Bank will not effect any offers or sales of any notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by the regulations of FINRA.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Alternatively, the Issuer, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Barclays Capital Inc. toll-free at 1-888-603-5847; Goldman Sachs & Co. LLC toll-free at 866-471-2526; J.P. Morgan Securities LLC collect at 1-212-834-4533; SG Americas Securities, LLC toll-free at 1-855-881-2108; or Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

2

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

3

Registration Statement

No. 333-214056

November 9, 2017

United Parcel Service, Inc.

FINAL TERM SHEET

Security Offered:	2.500% Senior Notes due 2023 (the “2023 Notes”)

Issuer:	United Parcel Service, Inc. (the “Company”)

Expected Ratings (Moody’s/S&P):*	A1/A+

Principal Amount:	$1,000,000,000

Trade Date:	November 9, 2017

Settlement Date:	It is expected that delivery of the Notes will be made against payment therefor on or about November 14, 2017, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to herein as ‘‘T+3’’). Under Rule 15c6-1 pursuant to the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade those Notes on the date of pricing should consult their own advisor.

Maturity:	April 1, 2023

Price to Public:	99.692%

Benchmark Security:	2.000% due October 31, 2022

Benchmark Security Price and Yield:	99-30 1⁄4; 2.012%

Spread to Benchmark Security:	+55 basis points

Yield to Maturity:	2.562%

Coupon (Interest Rate):	2.500%

Record Dates:	March 15 and September 15 of each year, commencing on March 15, 2018

Interest Payment Dates:	April 1 and October 1 of each year, commencing on April 1, 2018

Minimum Denominations:	The 2023 Notes will be issued in denominations of $2,000 and in integral multiples of $1,000.

Optional Redemption:	The 2023 Notes will be redeemable at the Company’s option at any time prior to March 1, 2023 (one month prior to their maturity), as a whole or in part, at the greater of (i) 100% of the principal amount of such 2023 Notes and (ii) the sum of the present values of remaining scheduled

1

payments of principal and interest on the notes to be redeemed that would be due from the redemption date to March 1, 2023 (one month prior to their maturity), discounted to the redemption date on a semi-annual basis at the at the discount rate of the Treasury Rate plus 10 basis points, plus accrued interest to the redemption date.

The 2023 Notes will be redeemable at the Company’s option at any time on or after March 1, 2023 (one month prior to their maturity), at a redemption price equal to 100% of the principal amount of such 2023 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

CUSIP:	911312BK1

ISIN:	US911312BK14

Form:	DTC, Book-Entry

Law:	New York

Joint Book-Running Managers:

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

SG Americas Securities, LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

UBS Securities LLC

Co-Managers:

BNY Mellon Capital markets, LLC

CastleOak Securities, L.P.

Commerz Markets LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

Lloyds Securities Inc.

MUFG Securities Americas Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Concurrent Offering:	Concurrent with the offering of these notes, the Company is offering its Floating Rate Senior Notes due 2021, its Floating Rate Senior Notes due 2023, its 2.050% Senior Notes due 2021, its 2.800% Senior Notes due 2024, its 3.050% Senior Notes due 2027 and its 3.750% Senior Notes due 2047.

To the extent any Underwriter that is not a U.S. registered broker-dealer intends to effect sales of notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations. Standard Chartered Bank will not effect any offers or sales of any notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by the regulations of FINRA.]

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Alternatively, the Issuer, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Barclays Capital Inc. toll-free at 1-888-603-5847; Goldman Sachs & Co. LLC toll-free at 866-471-2526; J.P. Morgan Securities LLC collect at 1-212-834-4533; SG Americas Securities, LLC toll-free at 1-855-881-2108; or Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

2

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

3

Registration Statement

No. 333-214056

November 9, 2017

United Parcel Service, Inc.

FINAL TERM SHEET

Security Offered:	2.800% Senior Notes due 2024 (the “2024 Notes”)

Issuer:	United Parcel Service, Inc. (the “Company”)

Expected Ratings (Moody’s/S&P):*	A1/A+

Principal Amount:	$500,000,000

Trade Date:	November 9, 2017

Settlement Date:	It is expected that delivery of the Notes will be made against payment therefor on or about November 14, 2017, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to herein as ‘‘T+3’’). Under Rule 15c6-1 pursuant to the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade those Notes on the date of pricing should consult their own advisor.

Maturity:	November 15, 2024

Price to Public:	99.647%

Benchmark Security:	2.250% due October 31, 2024

Benchmark Security Price and Yield:	100-09; 2.206%

Spread to Benchmark Security:	+65 basis points

Yield to Maturity:	2.856%

Coupon (Interest Rate):	2.800%

Record Dates:	May 1 and November 1 of each year, commencing on April 15, 2018

Interest Payment Dates:	May 15 and November 15 of each year, commencing on May 15, 2018

Minimum Denominations:	The 2024 Notes will be issued in denominations of $2,000 and in integral multiples of $1,000.

Optional Redemption:	The 2024 Notes will be redeemable at the Company’s option at any time prior to September 15, 2024 (two months prior to their maturity), as a whole or in part, at the greater of (i) 100% of the principal amount of such 2024 Notes and (ii) the sum of the present values of remaining scheduled

1

payments of principal and interest on the notes to be redeemed that would be due from the redemption date to September 15, 2024 (two months prior to their maturity), discounted to the redemption date on a semi-annual basis at the at the discount rate of the Treasury Rate plus 10 basis points, plus accrued interest to the redemption date.

The 2024 Notes will be redeemable at the Company’s option at any time on or after September 15, 2024 (two months prior to their maturity), at a redemption price equal to 100% of the principal amount of such 2024 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

CUSIP:	911312BL9

ISIN:	US911312BL96

Form:	DTC, Book-Entry

Law:	New York

Joint Book-Running Managers:

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

SG Americas Securities, LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

UBS Securities LLC

Co-Managers:

BNY Mellon Capital markets, LLC

CastleOak Securities, L.P.

Commerz Markets LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

Lloyds Securities Inc.

MUFG Securities Americas Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Concurrent Offering:	Concurrent with the offering of these notes, the Company is offering its Floating Rate Senior Notes due 2021, its Floating Rate Senior Notes due 2023, its 2.050% Senior Notes due 2021, its 2.500% Senior Notes due 2023, its 3.050% Senior Notes due 2027 and its 3.750% Senior Notes due 2047.

To the extent any Underwriter that is not a U.S. registered broker-dealer intends to effect sales of notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations. Standard Chartered Bank will not effect any offers or sales of any notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by the regulations of FINRA.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Alternatively, the Issuer, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Barclays Capital Inc. toll-free at 1-888-603-5847; Goldman Sachs & Co. LLC toll-free at 866-471-2526; J.P. Morgan Securities LLC collect at 1-212-834-4533; SG Americas Securities, LLC toll-free at 1-855-881-2108; or Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

2

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

3

Registration Statement

No. 333-214056

November 9, 2017

United Parcel Service, Inc.

FINAL TERM SHEET

Security Offered:	3.050% Senior Notes due 2027 (the “2027 Notes”)

Issuer:	United Parcel Service, Inc. (the “Company”)

Expected Ratings (Moody’s/S&P):*	A1/A+

Principal Amount:	$1,000,000,000

Trade Date:	November 9, 2017

Settlement Date:	It is expected that delivery of the Notes will be made against payment therefor on or about November 14, 2017, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to herein as ‘‘T+3’’). Under Rule 15c6-1 pursuant to the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade those Notes on the date of pricing should consult their own advisor.

Maturity:	November 15, 2027

Price to Public:	99.564%

Benchmark Security:	2.250% due August 15, 2027

Benchmark Security Price and Yield:	99-04; 2.351%

Spread to Benchmark Security:	+75 basis points

Yield to Maturity:	3.101%

Coupon (Interest Rate):	3.050%

Record Dates:	May 1 and November 1 of each year, commencing on April 15, 2018

Interest Payment Dates:	May 15 and November 15 of each year, commencing May 15, 2018

Minimum Denominations:	The 2027 Notes will be issued in denominations of $2,000 and in integral multiples of $1,000.

Optional Redemption:	The 2027 Notes will be redeemable at the Company’s option at any time prior to August 15, 2027 (three months prior to their maturity), as a whole or in part, at the greater of (i) 100% of the principal amount of such 2027 Notes and (ii) the sum of the present values of remaining scheduled

1

payments of principal and interest on the notes to be redeemed that would be due from the redemption date to August 15, 2027 (three months prior to their maturity), discounted to the redemption date on a semi-annual basis at the at the discount rate of the Treasury Rate plus 15 basis points, plus accrued interest to the redemption date.

The 2027 Notes will be redeemable at the Company’s option at any time on or after August 15, 2027 (three months prior to their maturity), at a redemption price equal to 100% of the principal amount of such 2027 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

CUSIP:	911312BM7

ISIN:	US911312BM79

Form:	DTC, Book-Entry

Law:	New York

Joint Book-Running Managers:

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

SG Americas Securities, LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

UBS Securities LLC

Co-Managers:

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Commerz Markets LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

Lloyds Securities Inc.

MUFG Securities Americas Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Concurrent Offering:	Concurrent with the offering of these notes, the Company is offering its Floating Rate Senior Notes due 2021, its Floating Rate Senior Notes due 2023, its 2.050% Senior Notes due 2021, its 2.500% Senior Notes due 2023, its 2.800% Senior Notes due 2024 and its 3.750% Senior Notes due 2047.

To the extent any Underwriter that is not a U.S. registered broker-dealer intends to effect sales of notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations. Standard Chartered Bank will not effect any offers or sales of any notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by the regulations of FINRA.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Alternatively, the Issuer, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Barclays Capital Inc. toll-free at 1-888-603-5847; Goldman Sachs & Co. LLC toll-free at 866-471-2526; J.P. Morgan Securities LLC collect at 1-212-834-4533; SG Americas Securities, LLC toll-free at 1-855-881-2108; or Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

2

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

3

Registration Statement

No. 333-214056

November 9, 2017

United Parcel Service, Inc.

FINAL TERM SHEET

Security Offered:	3.750% Senior Notes due 2047 (the “2047 Notes”)

Issuer:	United Parcel Service, Inc. (the “Company”)

Expected Ratings (Moody’s/S&P):*	Al/A+

Principal Amount:	$1,150,000,000

Trade Date:	November 9, 2017

Settlement Date:	It is expected that delivery of the Notes will be made against payment therefor on or about November 14, 2017, which will be the third business day following the date of pricing of the Notes (such settlement cycle being referred to herein as ‘‘T+3’’). Under Rule 15c6-1 pursuant to the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade those Notes on the date of pricing should consult their own advisor.

Maturity:	November 15, 2047

Price to Public:	99.749%

Benchmark Security:	3.000% due May 15, 2047

Benchmark Security Price and Yield:	103-22; 2.814%

Spread to Benchmark Security:	+95 basis points

Yield to Maturity:	3.764%

Coupon (Interest Rate):	3.750%

Record Dates:	May 1 and November 1 of each year, commencing on April 15, 2018

Interest Payment Dates:	May 15 and November 15 of each year, commencing on May 15, 2018

Minimum Denominations:	The 2047 Notes will be issued in denominations of $2,000 and in integral multiples of $1,000.

Optional Redemption:	The 2047 Notes will be redeemable at the Company’s option at any time prior to May 15, 2047 (6 months month prior to their maturity), as a whole or in part, at the greater of (i) 100% of the principal amount of such 2047 Notes and (ii) the sum of the present values of remaining scheduled payments of principal and interest on the notes to be redeemed that would be due from the redemption date to May 15, 2047 (six months prior to their maturity), discounted to the redemption date on a semi-annual basis at the at the discount rate of the Treasury Rate plus 15 basis points, plus accrued interest to the redemption date.

The 2047 Notes will be redeemable at the Company’s option at any time on or after May 15, 2047 (six months prior to their maturity), at a redemption price equal to 100% of the principal amount of such 2047 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

CUSIP:	911312BN5

ISIN:	US911312BN52

Form:	DTC, Book-Entry

Law:	New York

Joint Book-Running Managers:

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

SG Americas Securities, LLC

Wells Fargo Securities, LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

UBS Securities LLC

Co-Managers:

BNY Mellon Capital markets, LLC

CastleOak Securities, L.P.

Commerz Markets LLC

Fifth Third Securities, Inc.

HSBC Securities (USA) Inc.

Lloyds Securities Inc.

MUFG Securities Americas Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Concurrent Offering:	Concurrent with the offering of these notes, the Company is offering its Floating Rate Senior Notes due 2021, its Floating Rate Senior Notes due 2023, its 2.050% Senior Notes due 2021, its 2.500% Senior Notes due 2023, its 2.800% Senior Notes due 2024 and its 3.050% Senior Notes due 2027.

To the extent any Underwriter that is not a U.S. registered broker-dealer intends to effect sales of notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations. Standard Chartered Bank will not effect any offers or sales of any notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by the regulations of FINRA.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.

Alternatively, the Issuer, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Barclays Capital Inc. toll-free at 1-888-603-5847; Goldman Sachs & Co. LLC toll-free at 866-471-2526; J.P. Morgan Securities LLC collect at 1-212-834-4533; SG Americas Securities, LLC toll-free at 1-855-881-2108; or Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.